Exhibit 10.5

Confidential Treatment Requested by Capital Trust, Inc.

Execution Version

CONTRIBUTION AGREEMENT

THIS CONTRIBUTION AGREEMENT (this “Agreement”) is made and entered into as of March 31, 2011, by and between Five Mile Capital II CT Mezz SPE LLC, a Delaware limited liability company (“Five Mile Lender”), Five Mile Capital II CT Equity SPE LLC, a Delaware limited liability company (“Five Mile Shareholder”), and CT Legacy REIT Mezz Borrower, Inc., a Maryland corporation (the “CT Legacy REIT Mezz Borrower”).  Capitalized terms not defined herein shall have the meanings ascribed to such terms in Exhibit A hereto.

RECITALS

WHEREAS, Five Mile Lender and Five Mile Shareholder propose to participate in the Restructuring to be undertaken by CT by, among other things, providing mezzanine financing as further described herein;

WHEREAS, CT proposes to restructure and settle certain of its previously incurred and outstanding recourse debt liabilities in connection with the Restructuring;

WHEREAS, in furtherance of the Restructuring, CT has formed CT Legacy Manager, CT Legacy Holdings, CT Series 1 Note Issuer, CT Series 2 Note Issuer, CT Legacy REIT Holdings, CT Legacy REIT Mezz Borrower, CT Legacy Asset, CT Legacy MS and CT Legacy Citi and CT will cause an existing wholly-owned corporation to be converted and renamed into CT Legacy JPM;

WHEREAS, in furtherance of the Restructuring, the parties desire to consummate the Mezzanine Loan Contribution Transaction pursuant to which CT and Five Mile Lender enter into that certain mezzanine loan agreement, dated of the date hereof, by and between Five Mile Lender and CT Legacy REIT Mezz Borrower (the “Mezzanine Loan Agreement”) and CT Legacy REIT Mezz Borrower issues to Five Mile Shareholder shares of its Class A-2 Common Stock; and

WHEREAS, the Legacy Asset Contribution Transaction, the CTLRMB Legacy Asset Downstream Contribution Transaction, the CTLA Legacy Asset Downstream Contribution Transactions, the Mezzanine Loan Contribution Transaction and the Repurchase Financing Assumption Transactions are conditions precedent to the other transactions contemplated in connection with the Restructuring.

NOW, THEREFORE, in consideration of the promises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.	Contributions to CT Legacy REIT Mezz Borrower.

(a)           Subject to Section 2, Five Mile Lender hereby agrees to enter into the Mezzanine Loan Agreement and fund $83,000,000.00 million in cash to CT Legacy REIT Mezz Borrower, and CT Legacy REIT Mezz Borrower accepts such agreement.  In exchange for entering into the Mezzanine Loan Agreement, CT Legacy REIT Mezz Borrower hereby issues to Five Mile Lender the related mezzanine loan promissory note, dated as of the date hereof (the “Promissory Note”), and to Five Mile Shareholder 2,415,625 shares of its Class A-2 Common Stock.

(b)           For U.S. federal income tax purposes, Five Mile Lender shall be treated as having paid $72,176,277.33 for the Promissory Note and Five Mile Shareholder shall be treated as having paid $10,823,722.67 for the Class A-2 Common Stock, consistent with Section 7.27 of the Mezzanine Loan Agreement.

2.           Representations and Warranties by Five Mile Lender and Five Mile Shareholder.  Five Mile Lender and Five Mile Shareholder each hereby represents and warrants to CT Legacy REIT Mezz Borrower that:

(a)           Due Authorization.  It has full power and authority (including full corporate or other entity power and authority, if applicable) to execute, deliver and perform its obligations under this Agreement, and this Agreement constitutes the legal, valid and binding obligation of it, enforceable against it in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to general equitable principles; and

(b)           Conflicts.  The execution, delivery and performance of this Agreement by Five Mile Lender and Five Mile Shareholder does not and will not (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Five Mile Lender or Five Mile Shareholder is subject or any provision of its charter, bylaws, or other governing documents or (ii) result in a breach by Five Mile Shareholder of, or constitute a default by Five Mile Shareholder under any agreement, contract, lease, license, instrument, or other arrangement to which Five Mile Lender or Five Mile Shareholder is a party or by which Five Mile Lender or Five Mile Shareholder is bound or to which any of Five Mile Lender or Five Mile Shareholder’s assets is subject.

3.	Representations and Warranties by Five Mile Shareholder. Five Mile Shareholder hereby represents and warrants to CT Legacy REIT Mezz Borrower that.

(a)	Securities Law Representations.

(i)         The Class A-2 Common Stock to be acquired by it pursuant to this Agreement will be acquired for its own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act of 1933, as amended (the “Securities Act”), or any applicable state securities laws, and the Class A-2 Common Stock will not be disposed of in contravention of the Securities Act or any applicable state securities laws;

(ii)         It understands and acknowledges that (i) the Class A-2 Common Stock has not been registered under the Securities Act or any state securities laws, and such units are being sold in reliance upon an exemption or exemptions from the registration and prospectus delivery requirements of the Securities Act and applicable state securities laws, and must be held by it indefinitely unless a subsequent disposition thereof is registered under the Securities Act and applicable state securities laws or is exempt therefrom (and is able to bear the economic risk from holding the Class A-2 Common Stock for an indefinite period of time), and (ii) there is not currently a trading market for the Class A-2 Common Stock and there can be no assurances that the same will be listed on any exchange or quoted on any quotation system;

2

(iii)         It is an “accredited investor” as that term is defined under Rule 501(a) promulgated pursuant to the Securities Act, and a “qualified purchaser” within the meaning of Section 3(c)(7) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and as such that term is defined in Section 2(a)(51) of the Investment Company Act.  It is an experienced and sophisticated investor and has such knowledge and experience in financial, business and investment matters as are necessary to evaluate the merits and risks of an investment in the Class A-2 Common Stock and protecting its interests in connection therewith; and

(iv)         It has received and reviewed information regarding CT Legacy REIT Mezz Borrower and its subsidiaries that has been provided to it by CT Legacy REIT Mezz Borrower and has been given the opportunity to ask questions of and to receive answers from CT Legacy REIT Mezz Borrower concerning the Legacy Assets, and the business, operations and financial condition of CT Legacy REIT Mezz Borrower and its subsidiaries.

(b)           ERISA.  It represents that it is not a “benefit plan investor” as defined in Section 3(42) of the Employee Retirement Income Security Act of 1974, as amended.

4.           Transaction Steps.  The parties hereby acknowledge that the transactions contemplated by this Agreement involve a series of steps as more fully described in the Recitals to this Agreement and as set forth in Exhibit A hereto, and represent that it is their intention that the various steps set forth in such Recitals be consummated in the sequence set forth therein.

5.           Further Assurances.  From time to time following the date hereof, the parties hereto shall execute and deliver such other instruments of assignment, transfer and delivery and shall take such other actions as any other party hereto reasonably may request in order to consummate, complete and carry out the transactions contemplated by this Agreement.

6.           Severability.  Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

7.           Complete Agreement.  This Agreement embodies the complete agreement and understanding among the parties hereto and supersedes, preempts and terminates all other prior understandings, agreements or representations by or among the parties hereto, written or oral, to the extent relating to the subject matter hereof.

3

8.           Counterparts.  This Agreement may be executed (including by facsimile) in separate counterparts, each of which will be deemed to be an original and all of which taken together will constitute one and the same agreement.

9.           Successors and Assigns.  This Agreement is intended to bind and inure to the benefit of and be enforceable by the parties hereto and their respective successors, heirs and assigns.  Neither party may assign this Agreement without the prior written consent of the other party.

10.           No Third Party Beneficiaries. There are no third party beneficiaries of this Agreement and nothing in this Agreement, express or implied, is intended to confer on any person other than the parties hereto other than their respective successors, heirs and assigns, any rights, remedies, obligations or liabilities.

11.           Governing Law.  This Agreement, and the rights of the parties under this Agreement, shall be governed by and construed in accordance with the laws of the State of New York, that are applicable to contracts that are made in and to be fully performed in such state, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

12.           Amendments and Waivers.  Any provision of this Agreement may be amended or waived only with the prior written consent of each of the parties hereto.

* * * * *

4

IN WITNESS WHEREOF, the parties hereto have executed this Contribution Agreement as of the date first written above.

CT LEGACY REIT MEZZ BORROWER, INC.

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Chief Financial Officer

FIVE MILE CAPITAL II CT MEZZ SPE LLC

By:  Five Mile Capital II Equity Pooling LLC, a Delaware limited liability company, its sole member

By:  Five Mile Capital Partners LLC, a Delaware limited liability company, its manager

By:	/s/ Scott Leitman
	Name:	Scott Leitman
	Title:	Managing Director

FIVE MILE CAPITAL II CT EQUITY SPE LLC

By:  Five Mile Capital II Equity Pooling LLC, a Delaware limited liability company, its sole member

By:  Five Mile Capital Partners LLC, a Delaware limited liability company, its manager

By:	/s/ Scott Leitman
	Name:	Scott Leitman
	Title:	Managing Director

EXHIBIT A

EXHIBIT A

Secured and Unsecured Obligations

Set forth below is a list of certain secured and unsecured debt obligations (the “Legacy Debt Obligations”) of Capital Trust, Inc., a Maryland corporation (“CT”):

1.
$42,369,695 due and payable under that certain master repurchase agreement, dated as of July 30, 2007, by and among CT, as seller (“Citi Seller”) and Citigroup Global Markets Inc., as securities buyer (“Citi Securities Buyer”) and Citigroup Financial Products Inc., as loan buyer (“Citi Loan Buyer”, together with Citi Securities Buyer, “Citi Buyers”), as amended by that certain amendment No. 2 to master repurchase agreement, dated as of July 24, 2008, by and between Citi Seller and Citi Buyers, as further amended by that certain amendment No. 3 to master repurchase agreement, dated as of March 16, 2009, by and between Citi Seller and Citi Buyers, as further amended by that certain amendment No. 4 to master repurchase agreement, dated as of October 1, 2009, by and between Citi Seller and Citi Buyers.

2.
$131,939,582 due and payable under that certain master repurchase agreement, dated as of October 24, 2008, by and among CT and CT BSI Funding Corp., as sellers (collectively, “JPM 1 Sellers”) and JPMorgan Chase Bank, N.A., as buyer (“JPM 1 Buyer”), as amended by that certain amendment No. 1 to master repurchase agreement, dated as of March 16, 2009, by and among JPM 1 Sellers, JPM 1 Buyer and JPMorgan Chase Bank, N.A., as affiliated hedge counterparty.

3.
$61,833,585 due and payable under that certain master repurchase agreement, dated as of November 21, 2008, by and among CT and CT BSI Funding Corp., as sellers (collectively, “JPM 2 Sellers”) and JPMorgan Chase Funding Inc., as buyer (“JPM 2 Buyer”), as amended by that certain amendment No. 1 to master repurchase agreement, dated as of March 16, 2009, by and among JPM 2 Sellers, JPM 2 Buyer and JPMorgan Chase Bank., N.A., as affiliated counter party.

4.
$104,106,223 due and payable under that certain master repurchase agreement, dated as of July 29, 2005, by and among CT, CT RE CDO 2004-1 Sub, LLC, and CT RE CDO 2005-1 Sub, LLC, as sellers (collectively, “MS Sellers”) and Morgan Stanley Bank, N.A., as buyer (“MS Buyer”), as amended by that certain amendment No. 1 to master repurchase agreement, dated as of November 4, 2005, by and among MS Sellers and MS Buyer, as further amended by that certain amendment No. 2 to master repurchase agreement, dated as of November 16, 2005, by and among MS Sellers and MS Buyer, as further amended by that certain amendment No. 3 to master repurchase agreement, dated as of April 6, 2006, by and among MS Sellers and MS Buyer, as further amended by that certain amendment No. 4 to master repurchase agreement, dated as of April 26, 2006, by and among MS Sellers and MS Buyer, as further amended by that certain letter agreement, dated June 23, 2006, from CT to Morgan Stanley, as further amended by that certain amendment No. 5 to master repurchase agreement, dated as of February 14, 2007, by and among MS Sellers and MS Buyer, as further amended by that certain joinder and amendment, dated as of June 5, 2007, by and among, CT Investment Management Co., LLC (“CT Investment”), MS Sellers, MS Buyer, Deutsche Bank National Trust Company (“Custodian”) and Midland Loan Services, Inc. (“Servicer”), as further amended by that certain amendment No. 6 to master repurchase agreement, dated as of December 14, 2007, by and among MS Sellers and MS Buyer, as further amended by that certain amendment No. 7 to master repurchase agreement, dated as of June 30, 2008, by  and among MS Sellers, CT Investment (together with MS Sellers, “New MS Sellers”) and MS Buyer, as further amended by that certain amendment No. 8 to master repurchase agreement, dated as of July 28, 2008, by and among New MS Sellers and MS Buyer, as further amended by that certain joinder No. 2 and amendment No. 9 to master repurchase agreement, dated as of February 13, 2009, by and among CT XLC Holding, LLC (“XLC”), New MS Sellers, MS Buyer, Custodian and Servicer, as further amended by that certain amendment No. 10 to master repurchase agreement, dated as of March 16, 2009, by and among MS Sellers, XLC and MS Buyer, as further amended by that certain amendment No. 11 to master repurchase agreement, dated as of October 1, 2009, by and among MS Sellers, XLC and MS Buyer, as further amended by that certain joinder No. 3 and amendment No. 12 to master repurchase agreement, dated as of February 3, 2011, by and among MS Sellers, XLC, and Bellevue CT Holdings, LLC, as sellers (collectively, “New MS Sellers II”), MS Buyer, as buyer, Custodian, and Servicer, as further amended by that certain joinder No. 4 and amendment No. 13 to master repurchase agreement, dated as of February 3, 2011, by and among New MS Sellers II and CNL Hotel JV, LLC, as sellers (collectively, “New MS Sellers III”), MS Buyer, as buyer, Custodian, and Servicer.

5.
$99,338,851 due and payable under that certain amended and restated credit agreement, dated as of March 16, 2009, among CT, WestLB, AG, New York Brach, BNP Paribas, Morgan Stanley Bank N.A., JPMorgan Chase Bank, N.A., Deutsche Bank Trust Company Americas and Wells Fargo Bank, N.A. and WestLB AG, New York Branch, as administrative agent for the lenders.

6.
$143,752,750 due and payable under that certain junior subordinated indenture, dated as of March 16, 2009, between CT and The Bank of New York Mellon Trust Company, National Association (“BNYM”), as trustee, and that certain junior subordinated indenture, dated as of May 14, 2009, by and between CT and BNYM, as trustee.

Legacy Assets

Set forth on Exhibit B to the Agreement to which this Exhibit A is attached is a list of certain assets owned by CT or its subsidiaries to be contributed to CT Legacy REIT Mezz Borrower (as defined below) in connection with the Restructuring (as defined below) (the “Legacy Assets”).

Restructuring

CT has undertaken to restructure and/or settle the Legacy Debt Obligations pursuant to a plan (the “Restructuring”) that contemplates the following steps and transactions:

1.
The transfer of the Legacy Assets to CT Legacy REIT Mezz Borrower, Inc., a Maryland corporation (“CT Legacy REIT Mezz Borrower”) in exchange for cash and the issuance to CT Legacy Holdings, LLC, a Delaware limited liability company (“CT Legacy Holdings”), of shares of Class A-1 Common Stock, Class A-2 Common Stock, Class B Common Stock of CT Legacy REIT Mezz Borrower and the issuance to CT of Class A Preferred Stock (each of the foregoing as defined herein) of CT Legacy REIT Mezz Borrower pursuant to that certain contribution agreement, dated as of the date hereof, by and among CT, CT Legacy REIT Mezz Borrower and CT Legacy Holdings (the “Legacy Asset Contribution Transaction”);

2.
The transfer of the Legacy Assets by CT Legacy REIT Mezz Borrower as a contribution to CT Legacy Asset, LLC, a Delaware limited liability company (“CT Legacy Asset”), pursuant to that certain contribution agreement, dated as of the date hereof, by and between CT Legacy REIT Mezz Borrower and CT Legacy Asset (the “CTLRMB Legacy Asset Downstream Contribution Transaction”);

3.
The transfer of certain of the Legacy Assets by CT Legacy Asset as a contribution to CT Legacy MS SPV, LLC, a Delaware limited liability company (“CT Legacy MS”), CT Legacy Citi SPV, LLC, a Delaware limited liability company (“CT Legacy Citi”) and CT Legacy JPM SPV, LLC, a Delaware limited liability company (“CT Legacy JPM”), pursuant to that certain contribution agreement, dated as of the date hereof, by and among CT Legacy Asset, on the one hand, and each of CT Legacy MS, CT Legacy Citi and CT Legacy JPM, on the other hand (the “CTLA Legacy Asset Downstream Contribution Transactions”);

4.
The funding of cash to CT Legacy REIT Mezz Borrower pursuant to that certain mezzanine loan agreement, dated as of the date hereof, by and between CT Legacy REIT Mezz Borrower, as borrower, and Five Mile Capital II CT Mezz SPE LLC (“Five Mile Lender”), as lender (the “Mezzanine Loan Agreement”), the pledge by CT Legacy REIT Mezz Borrower of 100% of its membership interests in CT Legacy Asset, and certain other assets of CT Legacy REIT Mezz Borrower, all pursuant to a pledge and security agreement, dated as of the date hereof, by CT Legacy REIT Mezz Borrower, as security for CT Legacy REIT Mezz Borrower’s obligations under the Mezzanine Loan Agreement and related mezzanine loan promissory note (the “Mezzanine Pledge”), and the non-recourse carve-out guaranty thereof by CT pursuant to that certain guaranty, dated as of the date hereof, pursuant to that certain contribution agreement, dated as of the date hereof, by and among Five Mile Lender, Five Mile Capital II CT Equity SPE LLC (“Five Mile Shareholder”) and CT Legacy REIT Mezz Borrower, in exchange for the issuance by CT Legacy REIT Mezz Borrower to Five Mile Lender of the related mezzanine loan promissory note and Five Mile Shareholder of shares of Class A-2 Common Stock of CT Legacy REIT Mezz Borrower (the “Mezzanine Loan Contribution Transaction”);

5.
The contribution to CT Legacy REIT Holdings, LLC, a Delaware limited liability company (“CT Legacy REIT Holdings”) of Class A-1 Common Stock and Class A-2 Common Stock held by CT Legacy Holdings and Five Mile Shareholder in exchange for the issuance to CT Legacy Holdings and Five Mile Shareholder of Class A-1 Units and/or Class A-2 Units of CT Legacy REIT Holdings pursuant to that certain contribution agreement, dated as of the date hereof, by and among CT Legacy REIT Holdings, CT Legacy Holdings and Five Mile Shareholder (the “REIT Stock Contribution Transaction”);

6.
The transfer by CT Legacy Holdings of Class A-1 Units and/or Class A-2 Units of CT Legacy REIT Holdings to each of CT Legacy Series 1 Note Issuer, LLC, a Delaware limited liability company (“CT Series 1 Note Issuer”) and CT Legacy Series 2 Note Issuer, LLC, a Delaware limited liability company (“CT Series 2 Note Issuer”) in exchange for the issuance to CT Legacy Holdings by CT Series 1 Note Issuer of those certain series 1 secured notes, dated as of the date hereof, secured by Class A-1 Units and Class A-2 Units of CT Legacy REIT Holdings (the “Series 1 Notes”), pursuant to that certain exchange agreement, dated as of the date hereof, by and between CT Legacy Holdings and CT Series 1 Note Issuer (the “Series 1 Note Exchange Transaction”), and the issuance to CT Legacy Holdings by CT Series 2 Note Issuer of those certain series 2 secured notes, dated as of the date hereof, secured by Class A-1 Units of CT Legacy REIT Holdings (the “Series 2 Notes”), pursuant to that certain exchange agreement, dated as of the date hereof, by and between CT Legacy Holdings and CT Series 2 Note Issuer (the “Series 2 Note Exchange Transaction” and together with the Series 1 Note Exchange Transaction, the “Note Exchange Transactions”);

7.	The assumption of certain Legacy Debt Obligations by newly acquired and converted or formed subsidiaries of CT Legacy Asset pursuant to:

(a)	that certain amended and restated master repurchase agreement, dated as of the date hereof, by and between CT Legacy JPM and JPMorgan Chase Bank, N.A.;

(b)	that certain amended and restated master repurchase agreement, dated as of the date hereof, by and between CT Legacy JPM and JPMorgan Chase Funding Inc.;

(c)
that certain amended and restated master repurchase agreement, dated as of the date hereof, by and among CT Legacy MS, CT XLC Holding, LLC, Bellevue C2 Holding, LLC, CNL Hotel JV, LLC and Morgan Stanley Asset Funding Inc.; and

(d)
that certain amended and restated master repurchase agreement, dated as of the date hereof,  by and between CT Legacy Citi and Citigroup Financial Products, Inc. and Citigroup Global Markets, Inc. ((a), (b), (c) and (d) together, the “Repurchase Financing Assumption Transactions”);

8.
The satisfaction and discharge of certain Legacy Debt Obligations pursuant to that certain exchange agreement, dated as of the date hereof, by and among CT, CT Legacy Holdings, CT Legacy REIT Holdings, CT Series 1 Note Issuer and WestLB AG, New York Branch, BNP Paribas, Wells Fargo Bank, N.A., JPMorgan Chase Bank, N.A., Morgan Stanley Senior Funding, Inc. and Deutsche Bank Trust Company Americas (collectively, the “WestLB Lenders”) that provides for the delivery to the WestLB Lenders by CT and CT Legacy Holdings of cash, Class A-2 Units of CT Legacy REIT Holdings and the Series 1 Notes (the “WestLB Loan Termination Transaction”);

9.
The discharge of certain Legacy Debt Obligations upon the delivery of Class B Common Stock by CT Legacy Holdings and the issuance by JSN Restructure Vehicle 1 Ltd., a newly formed exempted company incorporated under the laws of the Caymans Islands and owned by a third party (“Restructure 1”), of new notes pursuant to that certain indenture, dated as of the date hereof, by and between Restructure 1 and BNYM, as trustee, in exchange for such Legacy Debt Obligations held by the holders thereof and the simultaneous delivery of such obligations to CT for cancellation by the trustee (the “Old JSN Discharge Transaction”) and immediately thereafter the contribution by CT and CT Legacy Holdings of cash, shares of Class B Common Stock and certain Series 2 Notes to Restructure 1, pursuant to that certain contribution and exchange agreement, dated as of the date hereof, by and among CT, CT Legacy Holdings, CT Series 2 Note Issuer, CT Legacy REIT Mezz Borrower, Restructure 1 and the holders of such Legacy Debt Obligations named therein (the “Non-EOD CDO Restructure 1 Contribution Transaction”);

10.
The discharge of certain Legacy Debt Obligations held by certain holders thereof upon the redemption of such obligations in exchange for cash and certain Series 2 Notes, upon the exercise by CT of redemption rights contained in that certain supplemental indenture, dated as of the date hereof, between CT and BNYM, as trustee, to the junior subordinated indenture, dated as of March 16, 2009, between CT and BNYM, as trustee, (the “EOD CDO Redemption Transaction”), whereby such Legacy Debt Obligations shall be cancelled by the trustee, and in connection therewith, the execution of those certain redemption agreements, dated as of the date hereof, among CT, CT Legacy Holdings, CT Series 2 Note Issuer, CT Legacy REIT Mezz Borrower and the holders of such Legacy Debt Obligations (the “Old JSN 2 Discharge Transaction”);

11.
The discharge of certain Legacy Debt Obligations upon the exchange of such obligations by the holders thereof for cash, shares of Class B Common Stock and certain Series 2 Notes, pursuant to that certain exchange agreement, dated as of the date hereof, by and among CT, CT Legacy Holdings, CT Series 2 Note Issuer, CT Legacy REIT Mezz Borrower and the holders of the foregoing Legacy Debt Obligations (the “JSN Opt-Out Exchange Transaction”).

For purposes of the foregoing, the term “Class A-1 Common Stock” means the shares of class A-1 common stock, par value $0.001 per share, of CT Legacy REIT Mezz Borrower, the term “Class A-2 Common Stock” means the shares of class A-2 common stock, par value $0.001 per share, of CT Legacy REIT Mezz Borrower, the term “Class B Common Stock” means the shares of class B common stock, par value $0.001 per share, of CT Legacy REIT Mezz Borrower, the term “Class A Preferred Stock” means the shares of class A preferred stock, par value $0.001 per share, of CT Legacy REIT Mezz Borrower and the term “Stock” means each of the Class A-1 Common Stock, the Class A-2 Common Stock, the Class B Common Stock and the Class A Preferred Stock.

EXHIBIT B

LEGACY ASSETS

EXHIBIT B

LEGACY ASSETS

I.	UNENCUMBERED ASSETS

	ASSET	INTEREST

1.	[***]	[***]

2.	[***]	[***]

3.	[***]	[***]

4.	[***]	[***]

5.	[***]	[***]

6.	[***]	[***]

7.	[***]	[***]

8.	[***]	[***]

II.	ASSETS TO BE PLEDGED TO JPMORGAN CHASE BANK, N.A.

	ASSET	INTEREST

1.	[***]	[***]

2.	[***]	[***]

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.	[***]	[***]

4.	[***]	[***]

5.	[***]	[***]

6.	[***]	[***]

7.	[***]	[***]

8.	[***]	[***]

9.	[***]	[***]

10.	[***]	[***]

11.	[***]	[***]

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

12.	[***]	[***]

III.	ASSETS TO BE PLEDGED TO JPMORGAN CHASE FUNDING INC.

	ASSET	INTEREST

13.	[***]	[***]

14.	[***]	[***]

15.	[***]	[***]

16.	[***]	[***]

17.	[***]	[***]

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

18.	[***]	[***]

19.	[***]	[***]

20.	[***]	[***]

21.	[***]	[***]

22.	[***]	[***]

23.	[***]	[***]

24.	[***]	[***]

IV.	ASSETS TO BE HELD BY CT LEGACY MS SPV, LLC

	ASSET	INTEREST

1.	[***]	[***]

2.	[***]	[***]

3.	[***]	[***]

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4.	[***]	[***]

V.	EQUITY MEMBERSHIP INTERESTS TO BE HELD BY CT LEGACY MS SPV, LLC

	COMPANY	INTEREST HELD BY COMPANY

5.	[***]	[***]

6.	[***]	[***]

7.	[***]	[***]

VI.	ASSETS TO BE HELD BY CT LEGACY CITI SPV, LLC

	ASSET	INTEREST

1.	[***]	[***]

2.	[***]	[***]

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.	[***]	[***]

4.	[***]	[***]

5.	[***]	[***]

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.